Exhibit No. (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

AMYLIN PHARMACEUTICALS, INC., a Delaware corporation

at

$31.00 NET PER SHARE

Pursuant to the Offer to Purchase dated July 10, 2012

by

B&R ACQUISITION COMPANY, a Delaware corporation

and a wholly-owned subsidiary of

BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON TUESDAY, AUGUST 7, 2012, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

By Mail:	By Hand or Overnight Courier:

Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary (as defined below). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guaranteed, if required, and complete the Substitute Form W-9 included in this Letter of Transmittal, or an applicable IRS Form W-8, if required. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF COMPANY SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Company Shares Tendered (Attach additional signed list, if necessary)
	Certificate Number(s) and/or indicate book-entry	Total Number of Company Shares Represented by Share Certificate(s)	Total Number of Company Shares Tendered(1, 2)

Total Company Shares

(1)  If shares are held in book-entry form you must indicate the number of Company Shares you are tendering

(2)  Unless otherwise indicated, all Company Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

The Offer (as defined below) is not being made to (nor will tender of Company Shares (as defined below) be accepted from or on behalf of) stockholders in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction.

This Letter of Transmittal is to be used by stockholders of Amylin Pharmaceuticals, Inc. (the “Company”) if certificates for Company Shares (“Share Certificates”) are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if Company Shares are held in book-entry form on the records of the Depositary (pursuant to the procedures set forth in Section 3 of the Offer to Purchase).

Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Company Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2 below. Delivery of documents to the Depositary Trust Company does not constitute delivery to the Depositary.

If any Share Certificate(s) you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, then you should contact American Stock Transfer and Trust Company, as Transfer Agent (the “Transfer Agent”), at 1-800-937-5449, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. See Instruction 11 below.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL MAY BE MADE TO OR OBTAINED FROM THE INFORMATION AGENT AT THE ADDRESS OR TELEPHONE NUMBERS SET FORTH BELOW.

Ladies and Gentlemen:

The undersigned hereby tenders to B&R Acquisition Company, a Delaware corporation ( “Purchaser”) and a wholly-owned subsidiary of Bristol-Myers Squibb Company, a Delaware corporation (“Parent”), the above described shares of common stock, par value $0.001 per share (“Company Shares”), of Amylin Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to Purchaser’s offer to purchase all outstanding Company Shares, at a purchase price of $31.00 per share, net to the seller in cash, without interest and less any applicable withholding taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 10, 2012 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment) and subject to, and effective upon, acceptance for payment of Company Shares validly tendered herewith and not properly withdrawn prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Company Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Company Shares or other securities issued or issuable in respect thereof on or after July 10, 2012 (collectively, “Distributions”)) and irrevocably constitutes and appoints Wells Fargo Bank, N.A. (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Company Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Company Shares tendered by this Letter of Transmittal), to (i) deliver Share Certificates for such Company Shares (and any and all Distributions) or transfer ownership of such Company Shares (and any and all Distributions) on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Company Shares (and any and all Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Company Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Joseph Campisi and Sandra Leung, and any other designees of Purchaser, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Company Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Company Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Company Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Company Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). Purchaser reserves the right to require that, in order for Company Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Company Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Company Shares (and any and all Distributions), including voting at any meeting of the Company’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all Company Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Company Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Company Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Company Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of any and all Company Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser all Distributions in respect of any and all Company Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may deduct from the purchase price of Company Shares tendered hereby the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby acknowledges that delivery of any Share Certificate shall be effected, and risk of loss and title to such Share Certificate shall pass, only upon the proper delivery of such Share Certificate to the Depositary.

The undersigned understands that the valid tender of Company Shares pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Company Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of or the conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Agreement and Plan of Merger dated as of June 29, 2012 among Parent, Purchaser and the Company pursuant to which the Offer is being made, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price of Company Shares accepted for payment is to be issued in the name of someone other than the undersigned. Issue to:

Name

(Please Print)

Address

(Taxpayer Identification or Social Security Number) (Also Complete Substitute Form W-9 Included Herein or an Applicable IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check for the purchase price of Company Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Company Shares Tendered”.

Mail To:

Name

(Please Print)

Address

(Taxpayer Identification or Social Security Number) (Also Complete Substitute Form W-9 Included Herein or an Applicable IRS Form W-8)

IMPORTANT

STOCKHOLDER: SIGN HERE

(Please complete and return the Substitute Form W-9 included in this Letter of Transmittal or an applicable IRS Form W-8)

Signature(s) of Holder(s) of Company Shares

Dated:                                       ,  2012

Name(s)
(Please Print)

Capacity (full title) (See Instruction 5)

(Include Zip Code)

Address

Taxpayer Identification or Social Security Number (See Substitute Form W-9 included herein or an applicable IRS Form W-8)

Area Code and Telephone No.

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)

(If Required—See Instructions 1 and 5)

APPLY MEDALLION GUARANTEE STAMP BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No medallion signature guarantee is required on this Letter of Transmittal (i) if the Letter of Transmittal is signed by the registered holder(s) of the Company Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) if the Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of or participant in a recognized “Medallion Program” approved by the Securities Transfer Association Inc., including the Security Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP), or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad–15 of the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on a Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if Company Shares are held in book-entry form on the records of the Depositary. Share Certificates evidencing tendered Company Shares, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required medallion signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Alternatively, Company Shares must be tendered pursuant to the procedure for book-entry transfer described in the Offer to Purchase, in which case book-entry confirmation must be received by the depository and an Agent’s Message may be provided in lieu of this Letter of Transmittal. Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Company Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Offer—Procedure for Tendering” in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a book-entry confirmation) evidencing all tendered Company Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required medallion signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) NASDAQ Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through DTC, is at the election and the risk of the tendering stockholder and the delivery of all such documents will be deemed made (and the risk of loss and title to Share Certificates will pass) only when actually received by the Depositary (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery prior to the expiration of the Offer.

Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Company Shares will be purchased. By executing this Letter of Transmittal (or manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of Company Shares.

3. Inadequate Space. If the space provided herein is inadequate, Share Certificate numbers, the number of Company Shares represented by such Share Certificates and/or the number of Company Shares tendered should be listed on a signed separate schedule attached hereto.

4. Partial Tenders. If fewer than all of the Company Shares evidenced by any Share Certificate or book-entry position are to be tendered, fill in the number of Company Shares that are to be tendered in the box entitled “Number of Company Shares Tendered.” In this case, new Share Certificates or a new book-entry position for the Company Shares that were evidenced by your old Share Certificates or book entry position, but were not tendered by you, will be sent to you or established for you, as applicable, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Company Shares represented by Share Certificates or book-entry position delivered to the Depositary will be deemed to have been tendered unless indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered hereby, then the signature(s) must correspond with the name(s) as written on the face of such Share Certificates for such Company Shares without alteration, enlargement or any change whatsoever.

(b) Holders. If any Company Shares tendered hereby are held of record by two or more persons, then all such persons must sign this Letter of Transmittal.

(c) Different Names on Share Certificates. If any Company Shares tendered hereby are registered in different names on different Share Certificates, then it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Company Shares tendered hereby, then no endorsements of Share Certificates for such Company Shares or separate stock powers are required unless payment of the purchase price is to be made, or Company Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Company Shares tendered hereby, then such Share Certificates for such Company Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates for such Company Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, then such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Company Shares to it or its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States Federal income tax or backup withholding taxes). If, however, payment of the Offer Price is to be made to, or if Share Certificate(s) for Company Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (in each case whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the Offer Price of such Company Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Share Certificate(s) evidencing the Company Shares tendered hereby.

7. Special Payment. If a check is to be issued in the name of a person other than the signer of this Letter of Transmittal the appropriate boxes on this Letter of Transmittal must be completed.

8. Substitute Form W-9; Backup Withholding; Taxpayer Identification Number. To avoid backup withholding, currently at a rate of 28%, a tendering stockholder that is a United States person (as defined for United States Federal income tax purposes) is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is included herein following “Important Tax Information” below, and to certify, under penalties of perjury, that such number is correct, that such stockholder is not subject to backup withholding of Federal income tax and that such stockholder is a United States person. If the tendering stockholder has been notified by the Internal Revenue Service (“IRS”) that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification section of the Substitute Form W-9 and place a check mark on the line under the heading “Notification of Backup Withholding”, unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding.

If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the Certificate of Awaiting Taxpayer Identification Number is completed, and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold on all reportable payments made to such stockholder pursuant to the Offer until a TIN is provided to the Depositary or such stockholder has otherwise established an exemption from backup withholding.

Certain stockholders may not be subject to backup withholding. Foreign stockholders should submit an appropriate and properly completed applicable IRS Form W-8, a copy of which may be obtained from the Depositary or from the IRS at its website (www.irs.gov), in order to avoid backup withholding. Such stockholders should consult a tax adviser to determine which Form W-8 is appropriate.

Backup withholding is not an additional tax. A tendering stockholder may credit any amount withheld against its, his or her regular United States Federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the IRS.

If a tendering stockholder fails to furnish its, his or her correct TIN to the Depositary, such stockholder will be subject to a penalty of $50.00 for each such failure unless the failure is due to reasonable cause and not to willful neglect. If a tendering stockholder makes a false statement with no reasonable basis that results in no backup withholding, such stockholder is subject to a $500.00 penalty. Willfully falsifying certifications or affirmations may subject a stockholder to criminal penalties, including fines and/or imprisonment.

9. Irregularities. All questions as to validity, form and eligibility (including, without limitation, time of receipt) and acceptance for payment of any tender of Company Shares will be determined by Purchaser in its reasonable discretion. Purchaser reserves the absolute right to reject any or all tenders of Company Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any of the conditions of the Offer (other than the Minimum Condition (as defined in the Offer to Purchase), which may only be waived with the consent of the Company) and any defect or irregularity in the tender of any particular Company Shares, and Purchaser’s interpretation of the terms of the Offer (including, without limitation, these instructions). No tender of Company Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Purchaser shall determine. None of Purchaser, the Dealer Manager, the Depositary, the Information Agent (as the foregoing are defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice. Stockholders may challenge Purchaser’s interpretation of the terms and conditions of the Offer (including, without limitation, the Letter of Transmittal and the instructions hereto), and only a court of competent jurisdiction can make a determination that will be final and binding on all parties.

10. Requests for Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.

11. Lost, Destroyed or Stolen Certificates. If any Share Certificate representing Company Shares has been mutilated, lost, destroyed or stolen, then the stockholder should promptly notify the Company’s Transfer Agent at 1-800-937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

This Letter of Transmittal, properly completed and duly executed, together with Share Certificates representing Company Shares being tendered (if applicable) and all other required documents, must be received before 5:00 PM, New York City time, on the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

Under United States Federal income tax law, a stockholder who is a United States person (as defined for United States Federal income tax purposes) surrendering Company Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on Substitute Form W-9, a copy of which is included in this Letter of Transmittal. If the stockholder is an individual, then the stockholder’s TIN is such stockholder’s Social Security number. If the correct TIN is not provided, then the stockholder may be subject to a $50.00 penalty imposed by the IRS, and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding.

Certain stockholders may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8, signed under penalties of perjury, attesting to his, her or its exempt status. An IRS Form W-8 can be obtained from the Depositary or from the IRS at its website (www.irs.gov). Such stockholders should consult a tax adviser to determine which IRS Form W-8 is appropriate. Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the “Exempt payee” box of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. A stockholder should consult its, his or her tax adviser as to such stockholder’s qualification for an exemption from backup withholding and the procedure for such exemption.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion (currently, 28%) of any reportable payment made to a stockholder pursuant to the Offer. Backup withholding is not an additional tax. Rather, the United States Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS if required information is timely furnished to the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder that is a United States person with respect to Company Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal and certifying, under penalties of perjury, that (1) the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (3) the stockholder is a United States person.

The following section, entitled “What Number to Give the Depositary,” is applicable only to stockholders that are United States persons.

What Number to Give the Depositary

The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or employer identification number, of the record holder of all Company Shares tendered hereby. If such Company Shares are in more than one name or are not in the name of the actual owner, consult the instructions enclosed with the Substitute Form W-9 included in this Letter of Transmittal for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If the tendering stockholder completes the Certificate of Awaiting Taxpayer Identification Number and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold on all reportable payments pursuant to the Offer, which will be refunded if a TIN is provided to the Depositary within sixty (60) days of the Depositary’s receipt of the Certificate of Awaiting Taxpayer Identification Number. If the Depositary is provided with an incorrect TIN in connection with such payments, then the stockholder may be subject to a $50.00 penalty imposed by the IRS.

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL MAY RESULT IN BACKUP WITHHOLDING ON ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS ENCLOSED WITH THE SUBSTITUTE FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER IF YOU HAVE NOT BEEN ISSUED A TIN AND HAVE APPLIED FOR ONE OR INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

Request for Taxpayer Identification Number and Certification – Substitute Form W-9

Name:

Address:

Certification: Under penalties of perjury, I certify that:	Social Security Number

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and	☐☐☐ - ☐☐ - ☐☐☐☐

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

Employer Identification Number ☐☐ / ☐☐☐☐☐☐☐

3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Notification of Backup Withholding

I have been notified by the Internal Revenue Service (IRS) that I am currently subject to backup withholding as a result of a failure to report all interest and dividends on my tax return. I understand that marking this box will result in backup withholding on any disbursements made to this account. You must also cross out item 2 above.

Required: Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership Trust/estate ☐ Limited liability company. Enter tax classification (C=C corporation, S=S corporation, P=partnership):

Exempt Payee
☐ Exempt Payee

“The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.”

Signature: Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISER FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE WAITING FOR A TAXPAYER IDENTIFICATION NUMBER TO BE ISSUED TO YOU.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Identity identification numbers have nine digits separated by only one hyphen, i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the Name and SOCIAL SECURITY number of--	For this type of account:	Give the IDENTITY IDENTIFICATION number of--
1. An individual’s account	The individual	8. Sole proprietorship	The owner
2. Two or more individuals (joint account)	Either of the individuals (please identify which)	9. A valid trust, estate, or pension trust	The legal entity’s TIN (not an individual SSN)
3. Husband and wife (joint account)	Either of the individuals (please identify which)	10. Corporate or LLC account	The corporation or LLC EIN
4. Custodian account of a minor	The minor (circle the minor’s name)	11. Religious, charitable, or educational account	The EIN of the organization/identity
5. Adult and minor (joint account)	Either of the individuals (please identify which)	12. Partnership	The partnership
6. Account in the name of guardian	Either of the individuals (please identify which)	13. Broker or registered nominee	The broker or nominee EIN
7. Trust account that is not a valid trust under state law	The grantor-trustee or actual owner	14. Government agency or tax-exempt entity	The public/private entity’s EIN

Obtaining a Number:

If you don’t have a taxpayer identification number or you don’t know your number, please contact the Social Security administration or Internal Revenue Service @ 800-829-1040 or IRS website www.irs.gov.

Payees Exempt from Backup Withholding:

Payees specifically exempted from backup withholding may include the following: (i) a corporation, (ii) a financial institution, (iii) an organization exempt from tax under Section 501(a) or an individual retirement plan, (iv) the United States or any agency or instrumentality thereof, (v) a state, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof, (vi) a foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof, (vii) an international organization, or any agency or instrumentality thereof, (viii) a registered dealer in securities or commodities registered in the United States or a possession of the United States and (ix) a real estate investment trust.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT PAYEE” BOX ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER AN APPLICABLE IRS FORM W-8.

Penalties:

Failure to Furnish TIN—If you fail to furnish your correct TIN to a requestor, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs—If the requestor discloses or uses TINs in violation of Federal law, the requestor may be subject to civil and criminal penalties.

Privacy Act Notice:

Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE @ www.irs.gov or 800-829-1040

The Depositary for the Offer is:

Wells Fargo Bank, N.A.

By Mail: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854	By Hand or Overnight Courier: Wells Fargo Bank, N.A. Shareowner Services Voluntary Corporate Actions 1110 Centre Pointe Curve, Suite 101 Mendota Heights, Minnesota 55120

Questions or requests for assistance may be directed to the Information Agent at the telephone numbers and address set forth below. Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the address and telephone numbers set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street, 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (866) 219-9786

The Dealer Manager for the Offer is:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(212) 816–7837